SUPPLEMENT DATED AUGUST 9, 2024 TO THE APRIL 30, 2024 PROSPECTUS

OF FIDELITY RETIREMENT RESERVES®

ISSUED BY FIDELITY INVESTMENTS LIFE INSURANCE COMPANY (“FILI”)

This supplement should be read, retained, and used in conjunction with the Fidelity Retirement Reserves® prospectus. All capitalized terms used but not defined herein have the same meaning as those included in the prospectus.

In “APPENDIX A: FUNDS AVAILABLE UNDER THE CONTRACT”, the Current Expenses for the below Funds are updated as indicated below:

Investment Objective	Fund & Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Seeks capital appreciation	Fidelity® VIP Disciplined Small Cap Portfolio Adviser: Fidelity Management & Research Company LLC	0.32%	20.96%	11.83%	7.49%
Seeks to provide investment results that correspond to the total return of stocks of mid-to small-capitalization U.S. companies	Fidelity® VIP Extended Market Index Portfolio Adviser: Fidelity Management & Research Company LLC Principal Subadviser: Geode Capital Management, LLC	0.12%	17.44%	11.31%	—
Seeks a high level of current income, while also considering growth of capital	Fidelity® VIP High Income Portfolio Adviser: Fidelity Management & Research Company LLC	0.82%	10.48%	3.87%	3.40%
Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index	Fidelity® VIP Index 500 Portfolio Adviser: Fidelity Management & Research Company LLC Principal Subadviser: Geode Capital Management, LLC	0.09%	26.19%	15.56%	11.92%
Seeks to provide investment results that correspond to the total return of foreign developed and emerging stock markets	Fidelity® VIP International Index Portfolio Adviser: Fidelity Management & Research Company LLC Principal Subadviser: Geode Capital Management, LLC	0.16%	16.16%	7.17%	—
Seeks to provide investment results that correspond to the total return of a broad range of U.S. stocks	Fidelity® VIP Total Market Index Portfolio Adviser: Fidelity Management & Research Company LLC Principal Subadviser: Geode Capital Management, LLC	0.11%	26.07%	15.01%	—
Seeks long-term capital appreciation	Lazard Retirement Emerging Markets Equity Portfolio Adviser: Lazard Asset Management LLC	1.15%*	22.61%	5.26%	2.29%

*	This Fund’s current expenses reflect temporary fee reductions. See the Fund’s prospectus for additional information.

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More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.fidelity.com/NRRreports. You can also request this information at no cost by calling 1-800-634-9361 or by sending an email request to filifunddocuments@fidelity.com.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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